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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 22, 2002
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                                (Date of Report)



                           FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Washington                     000-22349                91-0222175
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(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)


  1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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          (Address of Principal Executive Offices, including Zip Code)


                                 (206) 404-7000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On March 21, 2002 Fisher Communications, Inc. (the "Company") obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated a $42,400,000 loan (the "Margin Loan") collateralized by 3,000,000 shares of common stock of SAFECO Corporation ("Safeco") owned by the Company. Proceeds from the loan were used to fund partial payment of the Company's unsecured line of credit and to pay amounts due under the Company's bank lines of credit.

     On March 21, 2002, the Company entered into a variable forward sales transaction (the "Forward Transaction") with Merrill Lynch International ("Merrill Lynch"). The Company's obligations under the Forward Transaction are collateralized by 3,000,000 shares of Safeco common stock owned by the Company (the "Pledged Shares"). Under terms of the Forward Transaction, the Company expects to receive up to $70,000,000. Proceeds from the Forward Transaction will be used to repay the Margin Loan discussed above, to finance construction of the Company's Fisher Plaza project and for general corporate purposes. The Forward Transaction will mature in five separate six-month intervals beginning March 15, 2005 through March 15, 2007. The amount due at each maturity date will be determined based on the market value of Safeco common stock on such maturity date. Although the Company will have the option of settling the amounts due under the Forward Transaction in cash or by delivery of the Pledged Shares, the Company currently intends to settle in cash rather than by delivery of shares. The Company may prepay amounts due under the Forward Transaction. During the term of the Forward Transaction, the Company will continue to receive dividends paid by Safeco; however, any increase in the dividend amount above the present rate must be paid to Merrill Lynch.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

         None.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FISHER COMMUNICATIONS, INC.


Dated: March 22, 2002                  By   /s/ David Hillard
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                                          David D. Hillard
                                          Senior Vice President
                                          Chief Financial Officer

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